UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 21, 2019

PACIFIC ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060
Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The intention of Pacific Ethanol, Inc. (the “Company”) with the below amendments and related documentation is to return Pacific Ethanol Pekin, LLC (“PE Pekin”) to full compliance with its credit facility and provide additional liquidity under Kinergy Marketing LLC’s (“Kinergy”) credit agreement to help facilitate the Company’s strategic initiatives.

Pacific Ethanol Pekin Term and Revolving Debt

Amendment No. 4 to Credit Agreement and Term Note and Revolving Note

On March 21, 2019, PE Pekin, an indirect wholly-owned subsidiary of the Company, Compeer Financial, PCA (the “Lender”) (as successor by merger to 1st Farm Credit Services, PCA) and CoBank, ACB (together with Lender, the “Lender Parties”) entered into an Amendment No. 4 to Credit Agreement and Other Loan Documents (the “Pekin Amendment”) dated March 20, 2019 amending that certain Credit Agreement dated December 15, 2016 by and between PE Pekin, 1st Farm Credit Services, PCA, as lender, and CoBank, as cash management provider and agent (the “Pekin Credit Agreement”).

Under the Pekin Amendment, the Lender Parties agreed to temporarily waive financial covenant violations, working capital maintenance violations and intercompany accounts receivable collections violations that occurred with respect to the Pekin Credit Agreement. The Lender Parties also agreed to defer all scheduled principal payments, including further deferral of a principal payment in the amount of $3,500,000 due on February 20, 2019 which was previously deferred by the parties.

The waivers and principal deferral expire on July 15, 2019, or earlier in the case of an event of default, at which time the waivers will become permanent if Pacific Ethanol Central, LLC (“PE Central”), PE Pekin’s parent company, and a wholly-owned subsidiary of the Company, has made a contribution to PE Pekin in an amount equal to $30,000,000, minus the then-existing amount of PE Pekin’s working capital, plus the amount of any accounts receivable owed by PE Central to PE Pekin, plus $12,000,000 (the “PE Central Contribution Amount”). In addition, if the PE Central Contribution Amount is timely received, the Lender Parties agreed to waive PE Pekin’s debt service coverage ratio financial covenant for the year ended December 31, 2019. If the PE Central Contribution Amount is not timely made, then the temporary waivers will automatically expire.

PE Pekin is also required to pay by July 15, 2019 the aggregate amount of $14,000,000 representing all deferred scheduled principal payments and all additional scheduled principal payments for the remainder of 2019.

The Pekin Amendment also increased the interest rate spreads applicable to the loans under the Pekin Credit Agreement from 3.75% to 5.00%.

The Pekin Amendment additionally provides that PE Pekin is required to maintain working capital of not less than $15,000,000 at all times through July 15, 2019 and working capital of not less than $30,000,000 commencing on July 15, 2019 and continuing at all times thereafter, in each case measured as of the last day of each calendar month.

The Pekin Amendment also contains customary representations and warranties and other customary terms and conditions.

Descriptions of the Pekin Credit Agreement are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016, August 7, 2017 and March 30, 2018 filed with the Securities and Exchange Commission on December 20, 2016, August 11, 2017 and April 5, 2018, respectively, and are incorporated herein by this reference.

On March 21, 2019, PE Pekin entered into a Third Amended and Restated Term Note in the amount of $64,000,000 having a maturity date of August 20, 2021, and a Second Amended and Restated Revolving Term Note in the amount of $32,000,000 having a maturity date of February 1, 2022, each dated March 20, 2019, in favor of the Lender Parties. The Term Note and the Revolving Note also contain other customary terms and conditions.

Guaranty and Contribution Agreement

On March 21, 2019, PE Central entered into a Guaranty and Contribution Agreement dated March 20, 2019 with the Lender Parties under which PE Central guaranteed the obligations of PE Pekin under the Pekin Credit Agreement, as amended, but limited in amount to the PE Central Contribution Amount. The Guaranty and Contribution Agreement also contains customary representations and warranties and other customary terms and conditions.

Pledge Agreement

On March 21, 2019, PE Central entered into a Pledge Agreement dated March 20, 2019 with the Lender Parties under which PE Central pledged its equity interest in all of its subsidiaries, other than PE Pekin and Illinois Corn Processing, LLC, in favor of the Lender Parties as security for PE Central’s obligations under the Guaranty and Pledge Agreement. The Pledge Agreement also contains customary representations and warranties and other customary terms and conditions.

Security Agreement

On March 21, 2019, PE Central entered into a Security Agreement dated March 20, 2019 with the Lender Parties under which PE Central granted a security interest in all of PE Central’s personal property other than its equity interest in its subsidiary, Illinois Corn Processing, LLC, in favor of the Lender Parties as security for PE Central’s obligations under the Guaranty and Pledge Agreement. The Security Agreement also contains customary representations and warranties and other customary terms and conditions.

Kinergy Credit Facility

On March 27, 2019, Kinergy and Pacific Ag. Products, LLC (together with Kinergy, the “Kinergy Borrowers”), each direct or indirect wholly-owned subsidiaries of the Company, and Wells Fargo Bank, National Association (“Agent”) entered into an Amendment No. 1 to Second Amended and Restated Credit Agreement (the “Kinergy Amendment”) dated March 27, 2019 amending that certain Second Amended and Restated Credit Agreement dated as of August 2, 2017 by and among the Kinergy Borrowers, Agent and the lenders thereunder (the “Kinergy Credit Agreement”).

Under the Kinergy Amendment, the parties agreed to increase, until September 30, 2019 or earlier on ten days prior notice from Agent (the “Special Period”), the borrowing base under the Kinergy Credit Agreement to 90% (increased from 85%) of eligible accounts receivable, plus the lesser of (a) $50,000,000, (b) 80% of eligible inventory (increased from 70%), or (c) 95% of the estimated recovery value of eligible inventory (increased from 85%).

Through the Special Period, revolving loan amounts outstanding under the Kinergy Credit Agreement in an aggregate amount equal to the incremental additional amount available as a result of the increased borrowing base (the “Special Loan Amount”) will accrue interest at an annual rate equal to the daily three month LIBOR rate plus the highest applicable margin of 4.0% provided for under the Kinergy Credit Agreement.

The Special Loan Amount is due and payable upon expiration of the Special Period.

The Kinergy Amendment also contains customary representations and warranties and other customary terms and conditions.

A description of the Kinergy Credit Agreement is set forth in the Company’s Current Report on Form 8-K for August 2, 2017 filed with the Securities and Exchange Commission on August 8, 2017 and is incorporated herein by this reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 21, 2019, PE Pekin and the Lender Parties entered into the Pekin Amendment, the Term Note and Revolving Note, and PE Central and the Lender Parties entered into the aforementioned Guaranty and Contribution Agreement, Pledge Agreement and Security Agreement, each dated March 20, 2019, as described under Item 1.01 above and incorporated herein by this reference.

On March 27, 2019, the Kinergy Borrowers entered into the Kinergy Amendment dated March 27, 2019 with Agent and the lenders thereunder, as described under Item 1.01 above and incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2019	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel and Secretary